UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 28, 2006

HOMETOWN AUTO RETAILERS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-24669	06-1501703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 South Main Street Waterbury, CT 06706
(Address Of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code (203) 756-1300

N/A
(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition

On March 28, 2006, Hometown issued a press release announcing its 2005 annual results and restated results for 2004 and 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits.

Number	Description
99.1	Press Release dated March 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Hometown Auto Retailers, Inc.

By:	/s/ Charles F. Schwartz
Name: Charles F. Schwartz Title: Chief Financial Officer
Dated: March 28, 2006